SUPPLEMENT DATED FEBRUARY 23, 2005
                    TO THE PROSPECTUSES DATED MAY 1, 2004 FOR

                              PERSPECTIVE FOCUS(R)

              ISSUED BY JACKSON NATIONAL LIFE INSURANCE COMPANY(R)
                  THROUGH JACKSON NATIONAL SEPARATE ACCOUNT - I

       OR ISSUED BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK(R)
                        THROUGH JNLNY SEPARATE ACCOUNT I

THIS SUPPLEMENT UPDATES THE PROSPECTUS. PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE.

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WITHIN THE TABLE OF  "SEPARATE  ACCOUNT  ANNUAL  EXPENSES"  UNDER  "CHARGES  FOR
OPTIONAL ENDORSEMENTS," PLEASE REPLACE THE FIRST SENTENCE OF THE FOOTNOTE TO THE CHARGE FOR THE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB")" WITH:

          The current charge is 0.40%. But if you elected this endorsement before February 23, 2005, the current charge is 0.35%, which increases to 0.55% upon "step-up."

WITHIN "CONTRACT CHARGES" UNDER "GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE," PLEASE REPLACE THE FIRST TWO SENTENCES OF THE PARAGRAPH WITH:

          If you select the Guaranteed Minimum Withdrawal Benefit, you will pay 0.40% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. However, if you selected the Guaranteed Minimum Withdrawal Benefit before February 23, 2005, you will pay 0.35% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions, increasing to 0.55% upon the first election of a "step-up."


(To be used with VC5526 05/04 and NV5526 05/04.)


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